SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is July 29, 2016.

For Certain MFS® Funds

Effective October 1, 2016, the section entitled "O. Large Purchases" within the chart entitled "General Waivers" under the main heading "Appendix H – Waivers of Sales Charges" is restated in its entirety as follows:

O. Large Purchases
• The initial sales charge imposed on purchases of Class A is waived on Class A purchases of $1 million or more for Equity/Asset Allocation/Total Return Funds and $500,000 or more for Bond Funds, as defined in Appendix J (including pursuant to a Letter of Intent or Right of Accumulation) as described in the Fund's prospectus.
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Effective October 1, 2016, the second chart in the sub-section entitled "Class A, Class A1, and Class 529A Shares – General Provisions" under the sub-heading entitled "Commissions and Distribution Plan Payments" under the main heading "Appendix J – Financial Intermediary Compensation" is restated in its entirety as follows:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%

Effective October 1, 2016, the third chart in the sub-section entitled "Class A, Class A1, and Class 529A Shares – General Provisions" under the sub-heading entitled "Commissions and Distribution Plan Payments" under the main heading "Appendix J – Financial Intermediary Compensation" is restated in its entirety as follows:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%

1021194         1                                                                                             RETAIL-SAI-SUP-I-072916